                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                         ----------------------------


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)             DECEMBER 15, 1998


                      ASSET BACKED SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   DELAWARE
                         ----------------------------
                (State or Other Jurisdiction of Incorporation)



      333-00365                                                  13-3354848
----------------------                                      -------------------
Commission File Number                                       (I.R.S. Employer
                                                            Identification No.)


                               11 MADISON AVENUE
                           NEW YORK, NEW YORK 10010
                         ----------------------------
                    (Address of principal executive offices)


                                (212) 325-1811
                         ----------------------------
                        (Registrant's telephone number)


                                NOT APPLICABLE
                         ----------------------------
         (Former Name or Former Address, if Changed Since Last Report
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ITEM 5.  OTHER EVENTS.

         The Registrant is filing its Servicer's Report and Monthly Noteholder and Certificateholder Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c).  Exhibits.


EXHIBIT NO.          Document Description
-----------          ------------------------

20.1                 Servicer's Report and Monthly Noteholder and
                     Certificateholders Statement, dated as of December 15,
                     1998.
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                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ASSET BACKED SECURITIES CORPORATION
                                          -----------------------------------
                                                      (Registrant)

Dated: December 31, 1998                  By:   /s/ Erik A. Falk
                                          -----------------------------------
                                          Name:     Erik A. Falk
                                          Title:    Vice President